Exhibit 10.2

FIFTH NOTE MODIFICATION AGREEMENT

THIS FIFTH NOTE MODIFICATION AGREEMENT dated as of May 31, 2003 (“this Agreement”), is entered into by AMSOUTH BANK, an Alabama banking corporation and formerly known as AmSouth Bank of Alabama (the “Lender”), and ALABAMA NATIONAL BANCORPORATION, a Delaware corporation (the “Borrower”).

Recitals

A.         The Borrower and the Lender have entered into a Credit Agreement dated as of December 29, 1995 as amended by a First Amendment thereto dated as of January 20, 1997, a Second Amendment thereto dated as of January 19, 1998, a Third Amendment thereto dated as of May 31, 1999, a Fourth Amendment thereto dated as of May 31, 2000, a Fifth Amendment thereto dated as of May 31, 2001, a Sixth Amendment thereto dated as of May 31, 2002 and a Seventh Amendment thereto dated as of May 31, 2003 (as so amended, the “Credit Agreement”) pursuant to the terms of which the Lender has made a line of credit available to the Borrower, as evidenced by a master note dated December 29, 1995 executed and delivered by the Borrower to the Lender, as modified by a Note Modification Agreement dated as of January 20, 1997, a Second Note Modification Agreement dated as of May 31, 2000, a Third Note Modification Agreement dated as of May 31, 2001, and a Fourth Note Modification Agreement dated as of May 31, 2002 (as so modified, the “Master Note”).

B.         The Borrower has requested the Lender to consent to a further modification of the Master Note as provided below. The Lender has agreed to such modification of the Master Note, provided the Borrower executes this Agreement.

Agreement

NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual agreement of the parties hereto, the parties hereto hereby agree as follows:

1.          The first sentence of the first paragraph of the Master Note is hereby further amended to read, in its entirety, as follows:

FOR VALUE RECEIVED, ALABAMA NATIONAL BANCORPORATION, a Delaware corporation (the “Borrower”), promises to pay to the order of AMSOUTH BANK, an Alabama banking corporation (herein called the “Lender,” and together with any subsequent holder of this note called the “Holder”), the principal sum of Thirty Million and No/100 Dollars ($30,000,000.00), or so much thereof as may be advanced by the Lender from time to time under the Credit Agreement dated as of December 29, 1995 between the Borrower and the Lender as amended by a First Amendment thereto dated as of January 20, 1997, a Second Amendment thereto dated as of January 19, 1998, a Third Amendment thereto dated as of May 31, 1999, a Fourth Amendment thereto dated as of May 31, 2000, a Fifth Amendment thereto dated as of May 31, 2001, a Sixth Amendment thereto dated as of May 31, 2002 and a Seventh Amendment thereto dated as of May 31, 2003 (as so amended and as further amended from time to time, the “Credit Agreement”).

2.          Interest on the Master Note shall continue to be payable as provided in the Credit Agreement.

3.          Notwithstanding the execution of this Agreement, the Master Note shall remain in full force and effect, as modified hereby; and nothing herein contained and nothing done pursuant hereto shall be construed to release, satisfy, discharge, terminate or otherwise affect or impair in any manner whatsoever (a) the validity or enforceability of the indebtedness evidenced by the Master Note, except as expressly modified hereby; (b) the lien, security interest, security title, assignment or conveyance effected by the Credit Agreement, or the priority thereof; (c) the liability of any maker, endorser, surety, guarantor or any party or parties whatsoever who may now or hereafter be liable under or on account of the Master Note or the Credit Agreement; or (d) any other security or instrument held by the Lender now or hereafter as security for or evidence of the above-described indebtedness or any thereof.

4.          This Agreement shall be binding upon the successors and assigns of the parties hereto.

5.          This Agreement shall be governed by and construed in accordance with the laws of the State of Alabama.

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IN WITNESS WHEREOF, the Lender and the Borrower have executed this Agreement all as of the day and year first above written but actually on the date set forth below their signature.

AMSOUTH BANK
By:	/s/ JOHN M. KETTIG

Its: Senior Vice President
May 23, 2003
ALABAMA NATIONAL BANCORPORATION
By:	/s/ WILLIAM E. MATTHEWS V

Its: Executive Vice President and Chief Financial Officer
May 23, 2003

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